SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2013

CUSTOMERS BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue

Suite 103

Wyomissing PA 19610

(Address of principal executive offices, including zip code)

(610) 933-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Customers Bancorp, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the risk factors previously disclosed in its reports as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 from time to time. The updated risk factors are set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Shareholders should also refer to the risks described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By:	/s/ James D. Hogan
Name:	James D. Hogan
Title:	Chief Financial Officer

Date: July 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Risk Factors.